FIFTH LEASE ADDENDUM
THIS FIFTH LEASE ADDENDUM (this “Addendum”) is made and entered into this 6th day of April, 2022 between BELLEVUE PLACE OFFICE, LLC a Washington limited liability company (“Landlord”), and SMARTSHEET INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a non-residential Lease dated October 27, 2014, First Lease Addendum dated March 17, 2016, Second Lease Addendum dated September 12, 2016, a Third Lease Addendum dated June 21, 2017, and a Fourth Lease Addendum dated December 19, 2018 (collectively referred to as the “Lease”), for certain space on the thirteenth (13th) floor in the Bank of America Building at Bellevue Place, Bellevue, Washington, consisting of 19,871 rentable square feet (the “Premises”), which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Letter of Credit. Section 37.22 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provisions Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
Smartsheet (Suite 13000) -Fifth Lease Addendum

7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

President

Smartsheet (Suite 13000) -Fifth Lease Addendum

SECOND LEASE ADDENDUM
THIS SECOND LEASE ADDENDUM (this “Addendum”) is made and entered into this 6th day of April, 2022, between BELLEVUE PLACE OFFICE LLC, a Washington limited liability company (“Landlord”), and SMARTSHEET INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a non-residential Lease dated October 10, 2017, and a First Lease Addendum dated August 18, 2020 (collectively the “Lease”), for certain space on the second (2nd) floor in the Bank of America Building at Bellevue Place, Bellevue, Washington, consisting of 796 rentable square feet (the “Premises”), which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Letter of Credit. Section 37.21 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provision Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
Smartsheet (Suite 212) – 2nd Lease Addendum

7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

Smartsheet (Suite 212) – 2nd Lease Addendum

THIRD LEASE ADDENDUM
THIS THIRD LEASE ADDENDUM (this “Addendum”) is made this 6th day of April, 2022, by and between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a nonresidential Lease dated February 3, 2017, a First Lease Addendum dated June 21, 2017, and a Second Lease Addendum dated August 18, 2020 (collectively the “Lease”), for Suites 300 and 350 in the Bank of America Building at Bellevue Place, Bellevue, Washington, which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Letter of Credit. Section 37.23 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provisions Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same
Smartsheet (Suite 300, 350) – 3rd Lease Addendum

document. This Addendum may be executed by original signature, and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

President

Smartsheet (Suite 300, 350) – 3rd Lease Addendum

SECOND LEASE ADDENDUM
THIS SECOND LEASE ADDENDUM (this “Addendum”) is made this 6th day of April, 2022, by and between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a nonresidential Lease dated September 12, 2016 and a First Lease Addendum dated June 21, 2017 (collectively the “Lease”), for Suites 400, 425 and 450 in the Bank of America Building at Bellevue Place, Bellevue, Washington, which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Lettc1· of Credit. Section 37.21 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provisions Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally
Smartsheet (Suites 400, 425, 450) - 2nd Lease Addendum

signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

Smartsheet (Suites 400, 425, 450) - 2nd Lease Addendum

SECOND LEASE ADDENDUM
THIS SECOND LEASE ADDENDUM (this “Addendum”) is made this 6th day of April, 2022, by and between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a nonresidential Lease dated June 21, 2017, and a First Lease Addendum dated May 23, 2018 (collectively the “Lease”), for Suite 500 in the Bank of America Building at Bellevue Place, Bellevue, Washington, which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Letter of Credit. Section 37.24 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provisions Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally
Smartsheet (Suite 500) - 2nd Lease Addendum

signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WI1NESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

Smartsheet (Suite 500) - 2nd Lease Addendum

SIXTH LEASE ADDENDUM
THIS SIXTH LEASE ADDENDUM (this “Addendum”) is made and entered into this 6th day of April, 2022, between BELLEVUE PLACE OFFICE, LLC a Washington limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a non-residential Lease dated March 3, 2016, First Lease Addendum dated November 11, 2016, Second Lease Addendum dated January 10, 2017, Third Lease Addendum dated February 3, 2017, a Fourth Lease Addendum dated December 19 2018 and a Fifth Lease Addendum dated August 18, 2020 (collectively referred to as the “Lease”) for certain space on the ninth (9th) floor in the Bank of America Building at Bellevue Place Bellevue, Washington, consisting of 7,808 rentable square feet (the “Premises”), which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Letter of Credit. Section 37.21 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
3.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
4.Remaining Lease Provisions Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
5.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
6.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
Smartsheet (Suites 960) – 6th Lease Addendum

7.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

Smartsheet (Suites 960) – 6th Lease Addendum

THIRD LEASE ADDENDUM
THIS THIRD LEASE ADDENDUM (this “Addendum”) is made and entered into this 6th day of April, 2022, between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company (“Landlord”), and SMARTSHEET INC., a Washington corporation (“Tenant”).
RECITALS
A.Landlord and Tenant entered into a non-residential Lease dated March 7, 2017, a First Lease Addendum dated December 19, 2018, and a Second Lease Addendum dated August 18, 2020 (collectively the “Lease”), for certain space on the twelfth (12th) floor in the Bank of America Building at Bellevue Place, Bellevue, Washington, which leased space is more specifically described in the Lease.
B.Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects.
C.Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:
1.Section 1. BASIC LEA E DATA, TERMS AND EXHIBITS. The following paragraph of Section 1 of the Lease is hereby amended in its entirety to read as follows:
1.14    Security Deposit: None.
2.Security Deposit. The additional language added to Section 8 in the First Lease Addendum, Expansion Premises Security Deposit, is hereby deleted in its entirety.
3.Letter of Credit. Section 37.22 of the Lease is hereby deleted in its entirety and Landlord shall cause any Letter of Credit in Landlord’s possession to be returned to the issuer.
4.Entire Agreement. This Addendum represents the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and the terms hereof shall not be amended or changed by any oral representation or agreement. To be effective, any addendums to the Lease shall be in writing and shall be executed by both parties hereto.
5.Remaining Lease Provision    Unchanged. Except to the extent the Lease is modified by this Addendum, all other terms and conditions of the Lease will continue in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.
6.Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Addendum. Tenant agrees to indemnify and hold Landlord harmless from all claims (including, without limitation, attorneys’ fees) of any brokers claiming to have represented Tenant in connection with this Addendum.
Smartsheet (Suite 1200) – 3rd Lease Addendum

7.Authority. Each signatory of this Addendum represents that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
8.Counterparts. This Addendum may be executed in counterparts each of which shall be an original and all of which when taken together shall constitute one and the same document. This Addendum may be executed by original signature, and/or signature originally signed by hand but transmitted via email (e.g., by scanned .PDF) or facsimile, and by electronic signature technology (e.g., DocuSign), which signature shall be considered as valid and binding as an original signature and delivery of such executed counterpart signature page by electronic signature technology, facsimile or email shall be as effective as executing and delivering this Addendum in the presence of the other parties to this Addendum. The parties hereby waive any defenses to the enforcement of the terms of this Addendum based on such electronic, faxed or emailed signatures.
IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.
LANDLORD
BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company

By    KEMPER DEVELOPMENT COMPANY, a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President
TENANT

SMARTSHEET INC., a Washington corporation

By /s/ Jolene Marshall
        Jolene Marshall
    Its Chief Legal Officer

Smartsheet (Suite 1200) – 3rd Lease Addendum